SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : April 10, 2001

                          Commission File No. 2-96366-A



                     AFFINITY INTERNATIONAL MARKETING, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                                            59-2483405
-----------------------------                   --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

       2300 Glades Road, Suite 450, West Tower, Boca Raton, Florida 33431
    ------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (561) 750-7820
                         ------------------------------
                            (Issuer telephone number)

                    TREASURES & EXHIBITS INTERNATIONAL, INC.
          ------------------------------------------------------------
          (Former name or Former address if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant.

      On April 10, 2001, the client-auditor relationship between Affinity International Marketing, Inc. (the "Company") and Rachlin, Cohen & Holtz LLP ("RCH") ceased.

      To the knowledge of the Company's current Board of Directors, RCH's report of the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      During the Company's two most recent fiscal years and the subsequent interim period preceding the termination of the client-auditor relationship on April 10, 2001, to the knowledge of the Registrant's current Board of Directors, there were no disagreements with RCH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RCH, would have caused RCH to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company. The Company requested that RCH furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

      To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years there was no disagreement or difference of opinion with RCH regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company has requested that RCH review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits:

            Exhibits    Description
            --------    -----------
            16.1        Letter from Rachlin, Cohen & Holtz LLP


                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                         AFFINITY INTERNATIONAL MARKETING, INC.


     April 23, 2001                     /s/  Kenneth DeFillipo
                                       -----------------------------------------
                                        Kenneth DeFillipo
                                        Chairman and Chief Executives Officer